EXHIBIT 99.1

T-Mobile Increasing and Accelerating Long Term Synergy Expectations Following Close of UScellular, Provides Business Update

T-Mobile today provided updated guidance for its recently closed acquisition of UScellular and shared details on additional actions as part of the company’s ongoing transformation.

BELLEVUE, Wash. – September 4, 2025 – T-Mobile (NASDAQ: TMUS) today is providing updated customer and financial guidance as applicable after incorporating the impacts of the UScellular transaction, which closed on August 1st. The company is also providing a brief update on additional business transformation initiatives driven by the Un-carrier’s digital transformation journey.

“As a part of the Un-carrier’s unparalleled track record of exceeding our own ambitious goals, we’re pleased to announce today that we’re both increasing and accelerating our synergy target with UScellular,” said Srini Gopalan, T-Mobile COO. “We’re bringing the same winning formula of our unique value proposition, including our industry-leading network to UScellular customers, while further augmenting our network for our customers.”

Synergy updates:

•

T-Mobile now expects the UScellular transaction to yield approximately $1.2 billion in total annual run rate cost synergies upon integration, an increase of 20% from the original approximately $1.0 billion run rate synergy guidance, now comprised of approximately $950 million in opex and approximately $250 million in capex run rate synergies.

•	The integration is now expected to be achieved in approximately two years, an acceleration from the original three-to-four-year expectation.

•

Costs to achieve are expected to be approximately $2.6 billion, within the original guidance range and T-Mobile continues to plan to reinvest a portion of synergies toward enhancing consumer choice, quality and competition in the wireless industry.

Customer updates:

•

Stronger core business performance on T-Mobile postpaid net additions is expected to offset the impacts of the initially higher-churning UScellular base, and overall postpaid and postpaid phone customer guidance for the year is unchanged at this time as a result.

For Q3, T-Mobile expects the following financial impacts from the UScellular acquisition:

•	Service revenues of approximately $400 million

•	Core Adjusted EBITDA(1) of approximately $125 million

•

Approximately $100 million in costs to achieve as the company begins an accelerated integration process, which are excluded from Core Adjusted EBITDA, and approximately $175 million in depreciation and amortization expenses.

•

Acquisition of the lower Postpaid ARPA UScellular base, together with postpaid accounts acquired from the Metronet joint venture also with lower Postpaid ARPA, will impact consolidated T-Mobile Postpaid ARPA by approximately $1.50 in Q3. These acquired customers represent an exciting opportunity to apply the company’s proven ARPA expansion playbook as part of integration.

•	Excluding UScellular and Metronet, T-Mobile’s underlying business continues to see strong Postpaid ARPA growth, with ongoing expectations for full year 2025 versus 2024 growth of at least 3.5%.

Business Transformation Initiatives and Additional Updates

T-Mobile also continues to strategically invest in the business to drive further differentiation across its unique value proposition of best network, best value and best customer experiences. This includes thoughtful decisions to enable the company’s successful ongoing digital transformation efforts and ongoing investments by the Lumos and Metronet joint ventures as they continue to ramp on fiber deployment.

In Q3, to further enable the ongoing rapid success of its digital transformation strategy, T-Mobile is accelerating its move to a more streamlined and dynamic billing technology stack. As a result of the acceleration, the company expects to recognize approximately $350 million in predominantly non-cash costs associated with its digital technology transformation, including non-cash impairment expense and accelerated depreciation related to the retirement of software as part of its shift to a more streamlined and dynamic billing technology stack enabling the company’s rapid digital transformation, and personnel costs primarily associated with technology modernization.

Also in Q3, the company expects its recent acquisitions outside of UScellular, alongside ongoing network investments, to generate an additional $120 million in depreciation, amortization, integration and other expenses.

These costs will be excluded from Core Adjusted EBITDA.

(1): T-Mobile is not able to forecast Net Income on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP Net income, including, but not limited to, Income tax expense and Interest expense. Core Adjusted EBITDA should not be used to predict Net income as the difference between this measure and Net income is variable.

About T-Mobile US, Inc.

T-Mobile US, Inc. (NASDAQ: TMUS) is America’s supercharged Un-carrier, delivering an advanced 4G LTE and transformative nationwide 5G network that will offer reliable connectivity for all. T-Mobile’s customers benefit from its unmatched combination of value and quality, unwavering obsession with offering them the best possible service experience and undisputable drive for disruption that creates competition and innovation in wireless and beyond. Based in Bellevue, Wash., T-Mobile provides services through its subsidiaries and operates its flagship brands, T-Mobile, Metro by T-Mobile, and Mint Mobile. For more information please visit: https://www.t-mobile.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning T-Mobile. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “plan,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the acquisition of substantially all of UScellular’s wireless operations, including anticipated future financial and operating results and T-Mobile’s objectives, expectations and intentions, and statements about the financial and operational impact of T-Mobile’s business transformation initiatives. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, adverse economic, political or market conditions in the U.S. and international markets; negative effects of the acquisition on the market price of T-Mobile’s common stock and on T-Mobile’s operating results, including as a result of changes in key customer, supplier, employee or other business relationships; costs or difficulties related to the integration of UScellular’s operations and financial reporting and internal controls into T-Mobile; effects of changes in the regulatory environment in which T-Mobile operates; the risk of litigation or regulatory actions; and other risks and uncertainties detailed in T-Mobile’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including in the sections thereof captioned “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” as well as in its subsequent reports on Form 8-K and Form 10-Q, all of which are filed with the SEC and available at www.sec.gov and www.t-mobile.com. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. T-Mobile assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law. References to our and the SEC’s website are inactive textual references only. Information contained on our and the SEC’s website is not incorporated by reference in this communication and should not be considered to be a part of this communication.

T-Mobile US, Inc. Media Relations

MediaRelations@t-mobile.com

T-Mobile Investor Relations

investor.relations@t-mobile.com

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